                                                                    EXHIBIT 99.1

                    SOMONAUK FSB BANCORP, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS
                                       AND
                         ACCOUNTANTS' COMPILATION REPORT

                             JUNE 30, 2005 AND 2004

                                    CONTENTS

                                                                            PAGE
                                                                            ----
ACCOUNTANTS' COMPILATION REPORT                                               1
CONSOLIDATED FINANCIAL STATEMENTS
   CONSOLIDATED BALANCE SHEETS                                                2
   CONSOLIDATED STATEMENTS OF INCOME                                          3
   CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY                 4
   CONSOLIDATED STATEMENTS OF CASH FLOWS                                      5

                         ACCOUNTANTS' COMPILATION REPORT

Board of Directors and Stockholders
Somonauk FSB Bancorp, Inc. and Subsidiary
Somonauk, Illinois

We have compiled the accompanying consolidated balance sheets of Somonauk FSB Bancorp, Inc. and Subsidiary as of June 30, 2005 and 2004, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for the six months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying consolidated financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by U.S. generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.


-------------------------------------
Elgin, Illinois
October 10, 2005

                        CONSOLIDATED FINANCIAL STATEMENTS

SOMONAUK FSB BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

JUNE 30,
(SEE ACCOUNTANTS' COMPILATION REPORT)

                                                       2005           2004
                                                   ------------   ------------
                     ASSETS

Cash and due from banks                            $  6,855,968   $ 11,918,195
Federal funds sold                                           --      4,100,000
Investment securities
   Available for sale, at fair value                 82,166,107     86,663,858
   Held to maturity, at amortized cost                1,968,548      2,199,179
Loans and lease finance receivables                 113,706,063    100,198,270
Allowance for loan and lease losses                    (910,755)      (931,118)
Premises and equipment, net                           3,119,261      2,017,195
Investments in stock required by law
   Federal Home Loan Bank, at cost                      605,800        572,700
Accrued interest and other assets                     2,867,594      2,255,728
                                                   ------------   ------------
      Total Assets                                 $210,378,586   $208,994,007
                                                   ============   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
   Demand                                          $ 16,024,130   $ 14,075,560
   NOW accounts                                      54,703,381     63,622,319
   Savings                                           38,043,902     38,198,738
   Other time                                        70,761,732     64,655,113
                                                   ------------   ------------
                                                    179,533,145    180,551,730
Advances from Federal Home Loan Bank                  4,408,008      5,011,095
Accrued interest and other liabilities                2,055,110      1,048,002
                                                   ------------   ------------
      Total Liabilities                             185,996,263    186,610,827
Commitments and contingencies                                --             --
Stockholders' equity
   Common stock, $10 par value
      Authorized - 150,000 shares
      Issued - 64,000 shares                            640,000        640,000
   Capital in excess of par value                     3,080,399      3,080,399
   Retained earnings                                 22,393,985     21,045,760
   Accumulated other comprehensive income net
      of deferred income tax                            511,955       (142,968)
                                                   ------------   ------------
                                                     26,626,339     24,623,191
Less common stock in treasury - 13,402 shares in
   2005 and 13,393 in 2004, at cost                  (2,244,016)    (2,240,011)
                                                   ------------   ------------
      Total Stockholders' Equity                     24,382,323     22,383,180
                                                   ------------   ------------
      Total Liabilities and Stockholders' Equity   $210,378,586   $208,994,007
                                                   ============   ============

SOMONAUK FSB BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

SIX MONTHS ENDED JUNE 30,
(SEE ACCOUNTANTS' COMPILATION REPORT)

                                                         2005         2004
                                                      ----------   ----------
INTEREST INCOME
   Interest and fees on loans and leases              $3,576,653   $3,158,299
   Interest and dividends on investment securities
      Taxable                                            965,273    1,101,811
      Nontaxable                                         805,381      688,225
   Interest on federal funds sold                         30,376       32,682
                                                      ----------   ----------
                                                       5,377,683    4,981,017
INTEREST EXPENSE
   Interest on deposits                                1,706,933    1,453,170
   Interest on federal funds purchased and advances
      from Federal Home Loan Bank                         86,846       75,280
                                                      ----------   ----------
                                                       1,793,779    1,528,450
                                                      ----------   ----------
      Net interest income                              3,583,904    3,452,567
PROVISION FOR LOAN AND LEASE LOSSES                      126,000      126,000
                                                      ----------   ----------
      Net interest income after provision for
         loan and lease losses                         3,457,904    3,326,567
NON-INTEREST INCOME
   Service charges and other fees                        441,969      439,024
   Mortgage servicing fees                                47,950       49,628
   Other operating income                                113,246      109,251
   Net realized securities gains                          12,890       20,349
                                                      ----------   ----------
                                                         616,055      618,252
NON-INTEREST EXPENSES
   Salaries                                            1,477,920    1,084,464
   Employee benefits                                     240,795      197,167
   Profit sharing plans                                  117,720       96,916
   Occupancy expense                                     157,174      156,659
   Furniture and equipment expense                       191,963      176,180
   Examination, legal and merger fees                    888,539       77,972
   Insurance and surety bonds                             27,313       31,990
   Stationary and printing                                51,281       54,803
   Advertising                                            30,374       60,300
   Other                                                 400,046      386,077
                                                      ----------   ----------
                                                       3,583,125    2,322,528
                                                      ----------   ----------
      Income before income taxes                         490,834    1,622,291
INCOME TAXES                                             204,604      379,874
                                                      ----------   ----------
      NET INCOME                                      $  286,230   $1,242,417
                                                      ==========   ==========
Income per share                                      $     5.66   $    24.55
                                                      ==========   ==========

SOMONAUK FSB BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(SEE ACCOUNTANTS' COMPILATION REPORT)

                                                                                        ACCUMULATED
                                                            CAPITAL IN                     OTHER         TREASURY        TOTAL
                                                  COMMON     EXCESS OF     RETAINED    COMPREHENSIVE    STOCK, AT    STOCKHOLDERS'
                                                   STOCK     PAR VALUE     EARNINGS        INCOME          COST          EQUITY
                                                 --------   ----------   -----------   -------------   -----------   -------------
BALANCE AT JANUARY 1, 2004                       $640,000   $3,080,399   $20,005,770    $ 1,078,139    $(2,240,011)   $22,564,297
Comprehensive income
   Net income -                                        --           --     1,242,417             --             --      1,242,417
   Other comprehensive income, net of tax:
         Unrealized holding losses arising during
         the period, net of deferred income
         taxes of $776,408                             --           --            --     (1,227,743)            --     (1,227,743)
   Add: reclassification adjustment net of
      deferred taxes of $4,197                         --           --            --          6,636             --          6,636
                                                                                                                      -----------
                                                                                                                       (1,221,107)
                                                                                                                      -----------
         Total comprehensive income                                                                                        21,310
   Cash dividends declared                             --           --      (202,427)            --             --       (202,427)
                                                 --------   ----------   -----------    -----------    -----------    -----------
BALANCE AT JUNE 30, 2004                         $640,000   $3,080,399   $21,045,760    $  (142,968)   $(2,240,011)   $22,383,180
                                                 ========   ==========   ===========    ===========    ===========    ===========
BALANCE AT JANUARY 1, 2005                       $640,000   $3,080,399   $22,107,755    $   709,344    $(2,244,016)   $24,293,482
Comprehensive income
   Net income -                                        --           --       286,230             --             --        286,230
   Other comprehensive income, net of tax:
         Unrealized holding losses arising
         during the period, net of deferred
         income taxes of $115,141                      --           --            --       (182,074)            --       (182,074)
   Add: reclassification adjustment, net of
      deferred taxes of $9,685                         --           --            --        (15,315)            --        (15,315)
                                                                                                                      -----------
                                                                                                                         (197,389)
                                                                                                                      -----------
         Total comprehensive income                                                                                        88,841
                                                 --------   ----------   -----------    -----------    -----------    -----------
BALANCE AT JUNE 30, 2005                         $640,000   $3,080,399   $22,393,985    $   511,955    $(2,244,016)   $24,382,323
                                                 ========   ==========   ===========    ===========    ===========    ===========

SOMONAUK FSB BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30,
(SEE ACCOUNTANTS' COMPILATION REPORT)

                                                                        2005          2004
                                                                    -----------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                       $   286,230   $  1,242,417
   Adjustments to reconcile net income to net cash
      provided by operating activities
      Depreciation                                                      132,578        105,740
      Amortization of premium on investment securities, net             269,060        309,026
      Provision for loan and lease losses                               126,000        126,000
      Stock dividend from Federal Home Loan Bank                        (16,000)       (17,300)
      Gain on sale of equipment                                            (749)            --
      Net realized securities (gains)                                   (12,890)       (20,349)
      Deferred income taxes                                               2,140          3,117
      (Increase) decrease in accrued interest and other assets         (141,419)       402,101
      Increase in accrued interest and other liabilities              1,062,798        454,541
                                                                    -----------   ------------
         Total adjustments                                            1,421,518      1,362,876
                                                                    -----------   ------------
         Net cash provided by operating activities                    1,707,748      2,605,293
CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sales of investment securities                       3,888,785     17,833,434
   Proceeds from maturities of investment securities                  4,617,150      6,881,266
   Purchase of investment securities                                 (2,706,067)   (27,587,253)
   Net increase in loans and lease finance receivables               (7,557,089)    (1,455,306)
   Expenditures for premises and equipment                             (974,283)      (313,690)
   Recoveries on loan charge-offs                                         7,000         16,000
   Proceeds from sale of equipment                                       22,600             --
                                                                    -----------   ------------
         Net cash used by investing activities                       (2,701,904)    (4,625,549)
CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase (decrease) in deposits                                1,238,299       (743,898)
   Net increase (decrease) in short-term borrowings                  (1,891,992)        11,095
   Dividends paid                                                      (202,393)      (354,365)
                                                                    -----------   ------------
         Net cash used by financing activities                         (856,086)    (1,087,168)
                                                                    -----------   ------------
         Net decrease in cash and cash equivalents                   (1,850,242)    (3,107,424)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                      8,706,210     19,125,619
                                                                    -----------   ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                          $ 6,855,968   $ 16,018,195
                                                                    ===========   ============